UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2025

GSR III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42399	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Balcones Drive, Suite 100 Austin, TX 78731	78731
(Address of Principal Executive Offices)	(Zip Code)

(914-369-4400)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one seventh of one right	GSRTU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	GSRT	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one Class A ordinary share	GSRTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 22, 2025, GSR III Acquisition Corp., a Cayman Islands exempted company (“GSRT”), and Terra Innovatum s.r.l., an Italian limited liability company (“Terra Innovatum” and, together with GSRT, the “Registrant Parties”), jointly issued a press release announcing the execution of a business combination agreement (the “Business Combination Agreement”) among the Registrant Parties and such other parties that will sign joinders to the Business Combination Agreement, pursuant to which they will enter into a series of reorganizations, equity issuances and purchases described in the Business Combination Agreement, such that GSRT will become a wholly-owned subsidiary of a Dutch public limited liability company (“Pubco”) to be formed as described in the Business Combination Agreement (the “Business Combination”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the form of presentation to be used by GSRT in presentations for certain of GSRT’s shareholders and other persons regarding the Business Combination.

The foregoing exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

In connection with the business combination, Pubco and the Registrant Parties will file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus of Pubco relating to the offer of securities to be issued in connection with the business combination, and a preliminary proxy statement of GSRT to be distributed to holders of GSRT’s ordinary shares in connection with GSRT’s solicitation of proxies for a vote by GSRT’s shareholders with respect to the Business Combination and other matters described in the Registration Statement. The Registrant Parties also plan to file other documents with the SEC regarding the business combination. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of GSRT. INVESTORS OF GSRT AND TERRA INNOVATUM ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS RELATING TO THE BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Registrant Parties once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by GSRT may be obtained free of charge by written request to GSRT at 5900 Balcones Drive, Suite 100, Austin TX 78731.

Participants in Solicitation

Each of the Registrant Parties, and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of GSRT is set forth in GSRT’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K are based on our current expectations and beliefs concerning future developments and their potential effects on GSRT and the other Registrant Parties. There can be no assurance that future developments affecting GSRT and the other Registrant Parties will be those that we have anticipated. Should one more or these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against GSRT, any of the Registrant Parties, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of GSRT or the SEC’s declaration of the effectiveness of the Registration Statement (which will including the proxy statement/prospectus contained therein) to be filed by the Registrant Parties or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability of Pubco to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Terra Innovatum as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination, including the reorganization described in the business combination agreement; (9) changes in applicable laws or regulations; (10) the possibility that the Registrant Parties or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the amount of redemption requests made by GSRT shareholders and (12) other risk factors described herein as well as the risk factors and uncertainties described in that certain prospectus of GSRT dated November 7, 2024 and GSRT’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither GSRT nor any of the other Registrant Parties presently know, or that GSRT or the other Registrant Parties currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward- looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

None of GSRT, the other Registrant Parties, any placement agent nor any of their respective affiliates, officers, employees or agents, makes any representation or warranty, either express or implied, in relation to the fairness, reasonableness, adequacy, accuracy, completeness or reliability of the information, statements or opinions, whichever their source, contained in this press release or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. GSRT, the other Registrant Parties and their respective affiliates, officers, employees and agents further expressly disclaim any and all liability relating to or resulting from the use of this press release and any errors therein or omissions therefrom. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

In addition, the information contained in this Current Report on Form 8-K is provided as of the date hereof and may change, and neither GSRT nor the other Registrant Parties undertakes any obligation to update or revise any forward- looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Registrant Parties, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 22, 2025
99.2	Form of Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSR III ACQUISITION CORP.

Date: April 22, 2025	By:	/s/ Gus Garcia
Name: Gus Garcia
Title: Co-Chief Executive Officer

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